INDO-PACIFIC ENERGY LTD.
                   (herein "Indo-Pacific" or the "Company")
                          UNIT SUBSCRIPTION AGREEMENT

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) WITHOUT REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Instructions to Complete this Subscription for Units of Indo-Pacific Energy
Ltd.

1.  Enter number of Units, Name and Sign on page 11.

2. Registration or Delivery Instructions (if different from page 11) (Complete page 12)

3.  BC or Alberta resident Accredited Investors only -  Complete and
    Sign Schedule A

4.  Ontario resident Accredited Investors only -  Complete and Sign
    Schedule B

5. U.S. subscribers only - Certificate of U.S. Person. Complete and sign Schedule C

6. Send funds and completed forms to Indo-Pacific Energy Ltd. Make cheque payable to "Indo-Pacific Energy Ltd.".

TO:                                       Dated for reference August 23rd,2002
Indo-Pacific Energy Ltd.
284 Karori Road
P.O. Box 17258
Wellington, New Zealand
Telephone 64-4-476-2711  Fax 64-4-4760120

Re:  Purchase of US $0.80 Indo-Pacific Units Exempt from Prospectus
Requirements

1.  Subscription Commitment

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from Indo-Pacific Energy Ltd. (the "Company"), subject to the terms and conditions set forth herein, that number of units (the "Units") in the capital of the Company set out above the Subscriber's name on the execution page (11) of this agreement (the "Subscription") at the price per Unit of US$0.80 (the "Subscription Price") (the "Offering"). It is understood that the Units are part of a private placement of up to one million two hundred fifty thousand Units to be privately placed by the Company. Subject to the terms hereof, this Subscription will be effective upon its acceptance by the Company. By acceptance of and agreement to this Subscription, the Company covenants, agrees and confirms that the Subscriber will have the benefit of all representations, warranties, covenants and conditions set forth herein.

2.  Description of Securities - Share and Two Year Warrant

2.1 Each Unit consists of one common share in the capital of the Company and one non-transferable common share purchase warrant (herein referred to as a "Warrant").

2.2 Each Warrant will entitle the Subscriber to purchase one additional common share (a "Warrant Share") of the Company, at a price of US$0.90 per Warrant Share, at any time until 4:30 p.m. (Vancouver time) on the first business day that is one year from the Closing Date (as hereinafter defined) and thereafter at a price of US$1.15 per Warrant Share, at any time until 4:30 p.m. (Vancouver time) on the first business day that is two years from the Closing Date.

2.3 The Warrants will be governed by the terms and conditions set out in certificates representing the Warrants (the "Warrant Certificates").

2.4 The Shares and Warrants are herein the "Units" and together with the Warrant Shares are herein collectively referred to as the "Securities".

3.  Payment, Subscription Forms and Closing

3.1 The Subscriber shall complete, sign and return to the Company as soon as possible:

   (a) Signature page (11), including, if registration of the Units is different, a direction to the Company with respect to registration and delivery instructions (page 11); and

   (b)  Securities Regulatory Authority Forms

           (i) If the subscriber is an Accredited Investor resident in British Columbia or Alberta, Accredited Investor Certificate Form - BC/AB (Schedule A) and

          (ii) If the subscriber is an Accredited Investor resident in Ontario, Accredited Investor Certificate Form - BC/AB (Schedule
                B) and

         (iii) if the Subscriber is a U.S. Person, a "Certificate of U.S. Person" (Schedule C).

3.2 On request by the Company, the Subscriber agrees to complete and deliver any other documents, questionnaire, notices and undertakings as may possibly be required by regulatory authorities and applicable law to complete the Unit purchase contemplated by this Agreement. Delivery and payment for the Units will be completed by the Company at its offices located at 284 Karori Road, Wellington, New Zealand, on or about August 30th, 2002 or such other date or dates and at such time as the Company shall determine (the "Closing Date") at which time certificates representing the Shares and Warrants will be available against payment funds for delivery to the Subscriber as the Subscriber shall instruct.

3.3 Funds may be advanced to the Company from time to time, however the twelve month hold period and the warrant expiry date will run from the Closing Date notwithstanding the earlier advance of funds.

4.  Subscriber's Acknowledgements - Regarding Risk,Restrictions,
    Independent Advice

4.1 The Subscriber represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) the Company that

   (a) its decision to execute this Subscription and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and that its decision is based entirely upon its review of information about the Company available at www.SEDAR.com or otherwise in the public domain (the "Public Record");

   (b) no prospectus has been filed by the Company with any securities commission or similar authority, in Canada or the US, in connection with the issuance of the Securities, and the issuance and the sale of the Units is subject to such sale being exempt from the prospectus/registration requirements under the applicable securities laws in the jurisdictions where the Company is a reporting issuer (the "Applicable Securities Laws") and accordingly:

           (i) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

          (ii) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and

         (iii) the Company is relieved from certain obligations that would otherwise apply under such legislation;

   (c) the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions;

   (d) to the knowledge of the Subscriber, the sale of the Securities was not accompanied by any advertisement;

   (e) the offer made by this Subscription is irrevocable (subject to the right of the Company to terminate this Subscription) and requires acceptance by the Company;

   (f) this Subscription is not enforceable by the Subscriber unless it has been accepted by the Company and the Subscriber waives any requirement on the Company's behalf to immediately communicate its acceptance for this Subscription to the Subscriber;

   (g) the Securities are speculative investments which involve a substantial degree of risk;

   (h) the Subscriber is sophisticated in financial investments, has had access to and has received all such information concerning the Company that the Subscriber has considered necessary in connection with the Subscriber's investment decision and the Subscriber will not receive an offering memorandum or similar disclosure document;

   (i) the subscription proceeds will be available to the Company on the Closing Date;

   (j) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities; and

   (k) the Company will rely on the representations and warranties made herein or otherwise provided by the Subscriber to the Company in completing the sale and issue of the Units to the Subscriber.

5.  Subscriber's Exemption Status

5.1 The Subscriber, by its execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Company (which representations, warranties and covenants shall survive the Closing of the Offering) that:

   (a) British Columbia Exemptions (At least one B.C. exemption contained in Section 5.1 through Section 5.3 must apply to every Subscriber even if the Subscriber is not a British Columbia resident)
        Whether or not the Subscriber is a British Columbia resident, it is purchasing the Units as principal for its own account, it is purchasing such Units not for the benefit of any other person, and not with a view to the resale or distribution of the Units and one of the following exemptions is applicable:

           (i)  Family, Close Friends and Business Associates Exemption:
                The Subscriber is:

                   (A) a director, senior officer or control person of the Company;

                   (B) a spouse, parent, brother, sister or child of a director, senior officer or control person of the Company, or an affiliate of the Company,

                   (C) a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company,

                   (D) a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company, or

                   (E) a person or company that is wholly-owned by any combination of persons or companies described in paragraphs (A) to (D) above.

          (ii)  Exempt Amount Exemption

                   (A) It will have an aggregate acquisition cost of purchasing the Units of not less than Cdn.$97,000; or

                   (B) Subscriber is not an individual but is a corporation, partnership, trust, fund, association or any other organization of a group of persons resident in British Columbia, it was not created solely, nor is it used primarily, to permit a group of individuals to purchase securities without a prospectus and it will have an aggregate acquisition cost of purchasing the Units of not less than Cdn.$97,000 or, if it is such an entity created or used primarily for such purpose, each of the individuals who form part of the group has contributed at least Cdn.$97,000 to such entity for the purpose of purchasing the Units.

         (iii)  Accredited Subscriber Exemption
                        The Subscriber is an "accredited Subscriber" as such term is defined in Multilateral Instrument 45-103 and is purchasing the Units as principal for its own account and not for the benefit of any other person, for investment purposes only and not with a view to resale or distribution, the Subscriber has properly complied and duly executed the Accredited Subscriber Certificate attached to this Subscription Agreement as Schedule A indicating the means by which the Subscriber is an accredited Subscriber and confirms the truth and accuracy of all statements made by the Subscriber in such certificate;

   (b)  Alberta Exemptions (Alberta Subscribers ONLY)

           (i)  Family, Close Friends and Business Associates Exemption:
                The Subscriber is:

                   (A) a director, senior officer or control person of the Company;

                   (B) a spouse, parent, brother, sister or child of a director, senior officer or control person of the Company, or an affiliate of the Company,

                   (C) a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company,

                   (D) a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company, or

                   (E) a person or company that is wholly-owned by any combination of persons or companies described in paragraphs (A) to (D) above.

           (ii)  Accredited Subscriber Exemption

                        The Subscriber is an "accredited Subscriber" as such term is defined in Multilateral Instrument 45-103 and is purchasing the Units as principal for its own account and not for the benefit of any other person, for investment purposes only and not with a view to resale or distribution, the Subscriber has properly complied and duly executed the Accredited Subscriber Certificate attached to this Subscription Agreement as Schedule A indicating the means by which the Subscriber is an accredited Subscriber and confirms the truth and accuracy of all statements made by the Subscriber in such certificate;

          (iii)  Other

                        If the Subscriber is an Alberta resident and NOT AN ACCREDITED SUBSCRIBER (see Schedule A), then it is agreed that the sale of Units pursuant to this Offering is being made in Alberta under the statutory exemptions from the prospectus requirements of the Securities Act (Alberta) (the "Alberta Act") and:

                            a.  the Subscriber is purchasing Units as
                                principal for its own account (and not for any other person), in a sufficient number such that the aggregate acquisition cost to the Subscriber of the Units is not less than $97,000; or

                            b.  if the Subscriber is not purchasing as
                                principal, it is duly authorized to enter into this Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Company is required by law to disclose, on a confidential basis, to certain regulatory authorities, the identity of the beneficial purchaser of Units for whom it is acting, and:

                                   (I)  it is purchasing not less than
                                        $97,000 of Units for accounts fully
                                        managed by it and it is a trust
                                        corporation trading as a trustee or an
                                        agent, a portfolio manager trading as
                                        an agent, or a person or company
                                        trading as an agent, that, except for
                                        an exemption under the Alberta Act or
                                        the Alberta Securities Commission
                                        Rules, is required to be registered as
                                        a portfolio manager; or

                                  (II)  it is acting as agent for one or
                                        more undisclosed principals, each of
                                        which principals is purchasing as a
                                        principal for its own account, and it
                                        is not purchasing  for the benefit of
                                        any other person, and not with a view
                                        to resale or distribution of all or any
                                        of the Units, and each of the
                                        principals is purchasing not less than
                                        $97,000 of Units; or

                            c.  if the Subscriber is a corporation,
                                syndicate, partnership or other form of
                                unincorporated organization, it pre-existed the Offering and has a bona fide purpose other than investment in the Units or, if created primarily to permit such investment, the individual share or portion of the aggregate acquisition cost for any shareholder of the corporation, partner of the partnership, member of the syndicate or other form of unincorporated organization is not less than $97,000.

   (c)  Ontario Exemptions (Ontario Subscribers ONLY)
        If the Subscriber is a resident in the province of Ontario, the Subscriber must be an "accredited Subscriber" as such term is defined in Ontario Securities Commission Rule 45-501 (see Schedule B) and is purchasing the Units as principal and the Subscriber has properly complied and duly executed the Accredited Subscriber Certificate - Ontario attached to this Subscription Agreement as Schedule B indicating the means by which the Subscriber is an accredited Subscriber and confirms the truth and accuracy of all statements made by the Subscriber in such certificate;

5.2  Subscribers Outside of Canada

If the Subscriber is resident in a jurisdiction outside of Canada it acknowledges that:

   (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

   (b)  there is no government or other insurance covering the Units;

   (c)  there are risks associated with the purchase of the Units;

   (d) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Securities ; and

   (e) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

5.3  Portfolio Managers

        If the Subscriber is purchasing as a Portfolio Manager, not for its own account, then each of its beneficial underlying "Subscribers" is an Accredited Subscriber, or the aggregate acquisition cost for each such underlying Subscriber is not less than $97,000 (excluding Ontario residents all of whom must be accredited) and the Portfolio Manager, manual numbering in this subsection

   (a) is resident in British Columbia and is a trust company or an insurer which has received a business authorization under the Financial Institutions Act (British Columbia) or is a trust company or an insurer authorized under the laws of another province or territory of Canada to carry on such business in such province or territory, and the Subscriber is purchasing the Units as an agent or trustee for accounts that are fully managed by the Subscriber; OR

   (b) is resident in British Columbia and is an advisor who manages the investment portfolios of clients through discretionary authority granted by one or more clients and the Subscriber is registered as an advisor under the B.C. Act or the Subscriber is exempt from such registration and the Subscriber is purchasing the Units as an agent for accounts that are fully managed by the Subscriber; OR

   (c) is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Units, and the purchase cost of Units of each of whose principals complies with subparagraphs (i) or
        (ii); OR

   (d) carries on business as a Foreign Portfolio Manager outside of Canada and makes the acknowledgements set out in subparagraph 5.2 above.

5.4  Other General Representations Applicable to All Subscribers

   (a) the Subscriber has no knowledge of a "material fact" or "material change", as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Company that has not been generally disclosed to the public;

   (b) the Subscriber (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the face page of this Subscription Agreement;

   (c) the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Subscriber;

   (d) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

   (e) the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

   (f) in connection with the Subscriber's investment in the Units, the Subscriber has not relied upon the Company for investment, legal or tax advice, and has, in all cases sought the advice of the Subscriber's own personal investment advisor, legal counsel and tax advisers or has waived its rights to and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Company, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Units and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Units;

   (g) no person has made to the Subscriber any written or oral representations:

           (i)  that any person will resell or repurchase the Units;

          (ii) that any person will refund the purchase price for the Units;

         (iii)  as to the future price or value of the Units; or

          (iv) that the Units will be listed and posted for trading on any stock exchange or that application has been made to list the common shares of the Company on any stock exchange;

        Not A U.S. Person

   (h) UNLESS the Subscriber completes the certificate of U.S. Person included herein as Schedule C, the Subscriber represents and warrants that:

           (i) the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

                   (A) the transfer or assignment of any rights or interests in any of the Securities;

                   (B)  the division of profits, losses, fees,
                        commissions, or any financial stake in connection with this Subscription; or

                   (C)  the voting of the Securities; and

          (ii) the Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; and

         (iii) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

        U.S. Subscribers - U.S. Person Certificate Required

   (i) UNLESS the Subscriber has executed and delivered to the Company herewith the certifications set forth in the certificate of U.S. Person attached hereto as Schedule C, the Subscriber represents and warrants that:

           (i) the Subscriber is not a "U.S. Person" (the definition of which includes, but is not limited to, a natural person resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Units for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account or benefit of any person in any jurisdiction other than the jurisdiction set out in the name and address of the Subscriber below; or

          (ii) the Subscriber was outside the United States at the time of execution and delivery of this subscription agreement within the meaning of Regulation S; and

         (iii) no offers to sell the Securities were made by any person to the Subscriber while the Subscriber was in the United States;

          (iv) the Subscriber acknowledges that the Units have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States or to a U.S. Person unless an exemption from such registration requirements is available. The Subscriber understands that the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities;

           (v) the Subscriber will not engage in any directed selling efforts (as defined by Regulation S under the U.S. Securities
                Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities;

          (vi) the Subscriber acknowledges that any person who exercises a Warrant will be required to provide to the Company either:

                   (A) written certification that it is not a U.S. Person and that such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of; a U.S. Person; or

                   (B) a written opinion of counsel or other evidence satisfactory to the Company to the effect that the Warrants and the Warrant Shares have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder;

        Compliance with Local Laws

   (j) the Subscriber will comply with Applicable Securities Laws concerning the resale of the Securities and all related restrictions (and the Company is in any way responsible for such compliance) and shall speak and consult with its own legal advisors with respect to such compliance;
        Own Expense

   (k) the Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber; International Subscriber

   (l)  if the Subscriber is resident of an International Jurisdiction
        (meaning herein a country other than Canada or the United States) then:

           (i) the Subscriber is knowledgeable of securities legislation having application or jurisdiction over the Subscriber and the Offering (other than the laws of Canada and the U.S.) which would apply to this subscription;

          (ii) the Subscriber is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction and or, if such is not applicable, the Subscriber is permitted to purchase the Subscriber's Units, and the Company has no filing obligations in the International Jurisdiction;

         (iii) no laws in the International Jurisdiction require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

          (iv) the Units are being acquired for investment only and not with a view to resale and distribution within the International Jurisdiction.

6.  Indo-Pacific's Representations

6.1 The Company represents and warrants to the Subscriber that, as of the date of this Subscription and at each Closing hereunder:

   (a) the Company and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

   (b) the Company has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;

   (c) the Company and its subsidiaries are the beneficial owners of the properties, business and assets or the interests in the properties, business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Company or its subsidiaries holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

   (d) the authorized and issued capital of the Company consists of an unlimited number of common shares without par value, of which the number of common shares are issued and outstanding as at the date hereof is as per the Public Record;

   (e) the Public Record together with this subscription and any other written representations made by the Company to an investor or potential investor in connection with the offer and sale of the Units are accurate in all material respects and omit no fact, the omission of which would make such representation misleading in light of the circumstances in which such representation was made;

   (f) the Financial Statements accurately reflect the financial position of the Company as at the date thereof, and no adverse material changes in the financial position of the Company have taken place since June 30, 2002 except as has been disclosed in the Public Record;

   (g) the creation, issuance and sale of the Securities by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

   (h) the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Company will reserve sufficient shares in the treasury of the Company to enable it to issue the Shares and Warrant Shares;

   (i) this Subscription has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

   (j) the Company and its subsidiaries are duly registered or licensed to carry on business in the jurisdictions in which they carry on business or own property or assets;

   (k) neither the Company nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Company's knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

   (l) no order ceasing or suspending trading in the securities of the Company nor prohibiting sale of such securities has been issued to the Company or its directors, officers or promoters and to the best of the Company's knowledge no investigations or proceedings for such purposes are pending or threatened;

   (m) at the Closing Date, every consent, approval, authorization or order that is required for the transactions herein contemplated to occur at Closing will have been obtained and will be in effect;

   (n) except as set out in the the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Company or any other security convertible or exchangeable for any such shares or to require the Company to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Company;

   (o) the Company is under Canadian laws a "reporting issuer" in the Province of British Columbia (the "Reporting Jurisdiction") within the meaning of the Securities Act of that jurisdiction, and is not included on the list of defaulting reporting issuers maintained by the Securities Commissions in that jurisdiction; and

   (p) the Company is a Foreign Private Issuer registered under the Securities Act of 1934 and the issued and outstanding common shares of the Company are listed and posted for trading on the OTCBB.

7.  No Contractual Right of Action for Rescission

7.1 The Subscriber acknowledges that it will not receive a copy of the Offering Memorandum in connection with this Subscription and is not entitled to contractual rights of action.

8.  Resale Restrictions and Legending of Securities

8.1 The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or any proposed transferee. The Company is a reporting issuer in the Reporting Jurisdictions only. Accordingly, the Subscriber, if resident in any other province or territory of Canada, acknowledges and agrees that the applicable hold periods applicable in such other Canadian jurisdictions may be of indefinite length.

8.2 For non-US Person subscribers, any shares of the Company issued pursuant to this Offering as part of a Unit or acquired on exercise of a Warrant will be subject to restrictions on resale for a period of twelve months from the closing of this Offering in British Columbia and 40 days under Regulation S in the United States. The Subscriber hereby acknowledges that a legend will be placed on the certificates representing the Securities to the effect that the securities represented thereby are subject to a twelve (12) month (from Closing) hold period in British Columbia The Subscriber further acknowledges that in the event that any Warrant is exercised by the Subscriber prior to the expiring of the hold period, a legend will be placed on the certificates representing the Warrant Shares to the effect that the securities represented by such certificates are subject to a hold period until the later of twelve months from the Closing Date and 40 days from the exercise date.

8.3 The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any State of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any State of the United States and has no obligation to do so. The Securities may not be offered or resold in the United States unless registered in accordance with federal securities laws and all applicable State securities laws or exemptions from such requirements are available.

8.4 For US person subscribers, the Company will be relying on the exemption found in Regulation D to the the 1933 Act and the Shares and any Warrant Shares will be subject to resale Rule 144 unless an exemption is available under Regulation S and Rule 904. The Shares and any Warrant Shares issued to US Persons will bear the legend referred to on Schedule C.

8.5 In this Subscription, the term "US Person" shall have the meaning ascribed thereto in Rule 902 of Regulation S under the 1933 Act and for the purpose of this Subscription, includes any person in the United States.

9.  General and Miscellaneous

   (a) Governing Law: This Subscription is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in his personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom he is acting, irrevocably attorn to the jurisdiction of the courts of the Province of British Columbia;

   (b) Survival: This Subscription, including, without limitation, the representations, warranties, acknowledgments and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto, the completion of the issue of Units of the Company and any subsequent disposition by the Subscriber of the Shares or Warrants;

   (c) Assignment: This Subscription is not transferable or assignable by the Subscriber except pursuant to applicable law and the Company's consent;

   (d) Execution: The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof;

   (e) Severability: The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription;

   (f) Entire Agreement: Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Subscriber, or by anyone else; and

   (g)  Currency:  All monetary amounts are in  U.S. Dollars.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date first above mentioned.

Number of Units Subscribed:          175,000

Total Purchase Price:             US$140,000

Name and Address

Trans-Orient Petroleum Ltd.
-------------------------------------------------------------------
(Name of Subscriber - Please type or print)

"Garth Johnson" Corporate Secretary
-------------------------------------------------------------------
(Signature and, if applicable, Office)

887 Helmcken Street
-------------------------------------------------------------------
(Address of Subscriber)

Vancouver, BC  V6Z 1B1
-------------------------------------------------------------------
(City, Province, Postal Code of Subscriber)

If the Subscriber is signing as agent or other person, please provide the name and address of the beneficial owner of the Units purchased:

Name and Address


-------------------------------------------------------------------
(Name of Subscriber - Please type or print)


-------------------------------------------------------------------
(Signature and, if applicable, Office)


-------------------------------------------------------------------
(Address of Subscriber)


-------------------------------------------------------------------
(City, Province, Postal Code of Subscriber)



                              A C C E P T A N C E

The above-mentioned Subscription is hereby accepted and the terms hereof agreed to by Indo-Pacific Energy Ltd.

DATED at Vancouver, British Columbia, the 6th day of September, 2002.

                                 INDO-PACIFIC ENERGY LTD.
                                 Per:  "Bernhard Zinkhofer"
                                 Authorized Signing Officer

REGISTRATION AND DELIVERY INSTRUCTIONS

1. Delivery - please deliver the Share and Warrant certificate(s) to the following street address:


    ------------------------------------------------------------------

    ------------------------------------------------------------------

    ------------------------------------------------------------------



2. Registration - registration of the single certificate which is to be delivered at closing should be made as follows: (Registration must reflect legal ownership in accordance with Subscriber's disclosure made on page 10.)


    ------------------------------------------------------------------
    (name)


    ------------------------------------------------------------------
    (address)


    ------------------------------------------------------------------
    (account number)

                                  SCHEDULE A
                 ACCREDITED INVESTOR CERTIFICATE FORM - BC/AB

The Purchaser certifies that it/he/she is an "accredited investor" as defined in Multilateral Instrument 45-103 Capital Raising Exemption (the "Instrument") promulgated under the Securities Act (British Columbia) and the Securities Act (Alberta) (each, an "Act") by virtue of qualifying as one of more of the following. Please insert a checkmark in the bracketed area beside each applicable paragraph:

Individual Purchasers

     [  ]  (a)  An individual who beneficially owns, or together with a spouse beneficially owns, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

     [  ]  (b)  An individual whose net income before taxes exceeded
                $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

     [  ]  (c)  An individual who has been granted registration under an Act or securities legislation in another jurisdiction as a representative or a person or company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer under the Securities Act (Ontario), other than a limited market dealer, whether or not the individual's registration is still in effect;

     [  ]  (d)  A person registered under an Act or securities
                legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

Non-Individual Purchasers

    [v  ]  (e)  A company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

     [  ]  (f)  A registered charity under the Income Tax Act
                (Canada);

     [  ]  (g)  A corporation, limited partnership, limited
                liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown in its most recently prepared financial statements;

     [  ]  (h)  A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;

Institutional Purchasers

     [  ]  (i)  A Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada) or a wholly owned subsidiary of same;

     [  ]  (j)  A loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Corporations Act (Canada), or under comparable legislation in any other jurisdiction or a wholly owned subsidiary of same;

     [  ]  (k)  An association under the Cooperative Credit
                Associations Act (Canada) or a wholly owned subsidiary of same located in Canada;

     [  ]  (l)  The Business Development Bank incorporated under the
                Business Development Bank Act (Canada);

     [  ]  (m)  A pension fund that is regulated by either the
                Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

     [  ]  (n)  A mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

     [  ]  (o)  A mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

     [  ]  (p)  An entity that is organized outside of Canada that is analogous to any of the entities referred to in paragraphs
                (e), (i), (l), (k) or (m);

Government Organizations

     [  ]  (q)  The government of Canada or of a Province of Canada, or any crown corporation or agency of a Canadian federal or provincial government;

     [  ]  (r)  Any municipality, public board or commission in
                Canada;

     [  ]  (s)  Any national, federal, state, provincial,
                territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

Date August 30, 2002.


"Garth Johnson"
-------------------------------------------------------------------
Signature of the Purchaser or authorized signatory of the Purchaser


Trans-Orient Petroleum Ltd.
-------------------------------------------------------------------
Name of Purchaser


887 Helmcken Street, Vancouver, BC V6Z 1B1
-------------------------------------------------------------------
Address of Purchaser

FOOTNOTE:

The Rule defines the term (i) "financial assets" as cash or securities, (ii) "related liabilities" as liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets, (iii) "spouse" as, in relation to an individual, another individual to whom that individual is married and is not living separate and apart within the meaning of the Divorce Act (Canada) or is living and cohabiting within a marriage-like relationship, including a marriage- like relationship between persons of the same gender. Terms used herein which are defined in National Instrument 14-101 (the "National Instrument") as adopted by the Commissions have the meaning given to them in the National Instrument and terms used herein which are defined in the Acts have the meaning given to them in the Acts. Reference should be made to the Instrument itself for the complete text of the Instrument, including other definitions, and to the Companion Policy to the Instrument for matters of interpretation and application.



                                  SCHEDULE B

                   ACCREDITED INVESTOR CERTIFICATE - ONTARIO

          regarding the purchase of UNITS OF INDO-PACIFIC ENERGY LTD.

In connection with the proposed purchase of Units of Indo-Pacific Energy Ltd. (the "Company"), the undersigned certifies, represents and warrants that the undersigned is an "accredited investor" as defined in Ontario Securities Commission Rule 45-501 (the "Rule") promulgated under the Securities Act (Ontario) (the "Act") as indicated below. Please insert a checkmark in the bracketed area beside each applicable paragraph:

Individual Investors

[ ] (a) An individual who beneficially owns, or together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

[ ] (b) An individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

[ ] (c) An individual who has been granted registration under the Act or securities legislation in another jurisdiction as a representative of a person or company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer, whether or not the individual's registration is still in effect;

[ ] (d) A person registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

[ ] (e) A person that is recognized by the Ontario Securities Commission as an accredited investor;

[ ] (f) A spouse, parent, grandparent or child of an officer, director or promoter of the issuer;

Non-Individual Investors

[ ] (g) A company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

[ ] (h) A registered charity under the Income Tax Act (Canada);

[ ] (i) A company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

[ ] (j) A company that is recognized by the Ontario Securities Commission as an accredited investor;

[ ] (k) A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;

[ ] (l) A promoter of the issuer or an affiliated entity of a promoter of the issuer;

[ ] (m) A person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Act;


Institutional Investors

[ ] (n) A bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act or a wholly-owned subsidiary of same;

[ ] (o) A loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Corporations Act (Canada), or under comparable legislation in any other jurisdiction or a wholly-owned subsidiary of same;

[ ] (p) A co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada, or a wholly-owned subsidiary of same;

[ ] (q) A company licensed to do business as an insurance company in any jurisdiction or a wholly-owned subsidiary of same;

[ ] (r) The Business Development Bank incorporated under the Business
        Development Bank Act (Canada) or a wholly-owned subsidiary of same;

[ ] (s) A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

[ ] (t) A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

[ ] (u) A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director of the Ontario Securities Commission;

[ ] (v) A managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

[ ] (w) An account that is fully managed by a trust corporation registered under the Loan and Trust Companies Act (Ontario);

[ ] (x) An entity that is organized outside of Canada that is analogous to any of the entities referred to in paragraphs (g), (n), (o), (p), (q), (r), or (s);

Government Organizations

[ ] (y) The government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

[ ] (z) Any Canadian municipality or any Canadian provincial or territorial capital city;

[ ] (aa) Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency or instrumentality thereof;

Dated ___________________, 20___



-------------------------------------------------------------------
Signature of Investor or authorized signatory of the Investor

Trans-Orient Petroleum Ltd.
-------------------------------------------------------------------
Name of Investor

887 Helmcken Street, Vancouver, BC  V6Z 1B1
-------------------------------------------------------------------
Address  of Investor

FOOTNOTE:

The Rule defines the term (i) "financial assets" as cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Act, (ii) "related liabilities" as liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets, (iii) "managed account" as an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction, and (iv) "spouse" as, in relation to an individual, another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage. Terms used herein which are defined in National Instrument 14-101 (the "National Instrument") as adopted by the Ontario Securities Commission have the meaning given to them in the National Instrument and terms used herein which are defined in the Act have the meaning given to them in the Act. Reference should be made to the Rule itself for the complete text of the Rule, including other definitions, and to the Companion Policy to the Rule for matters of interpretation and application.


                                  SCHEDULE D

                          CERTIFICATE OF U.S. PERSON

            This form must be completed by United States investors.

A "United States investor" is any person in the United States or any "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended. This will include (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any trust of which any trustee is a U.S. person; (d) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (e) any estate of which any executor or administrator is a U.S. person.

The Investor covenants, represents and warrants to Indo-Pacific Energy Ltd. (the "Company") that:

   (a) it understands that the Units, the Shares, the Warrants and the Warrant Shares (collectively, the "Securities") have not been and will not be registered under the U.S. Securities Act and that the sale contemplated hereby is being made in reliance on the exemption from such registration requirement provided by Rule 506 of Regulation D;

   (b) it acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

   (c) it understands and agrees that there may be material tax consequences to the Investor of an acquisition, disposition or exercise of any of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities. In particular, no determination has been made whether the Company will be a "passive foreign investment company" ("PFIC") within the meaning of
        Section 1291 of the United States Internal Revenue Code;

   (d) it understands and agrees that the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

   (e) it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Securities will bear a legend in substantially the following form:

                "The securities represented hereby have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). The holder hereof, by purchasing such securities, agrees for the benefit of the Company that such securities may be offered, sold, pledged or otherwise transferred only (a) to the Company, (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act if applicable, (c) inside the United Sates (1) pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable State securities laws, or (2) in a transaction that does not require registration under the U.S. Securities Act or any applicable State laws and regulations governing the offer and sale of securities, and the holder has prior to such sale furnished to the Company an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Corporation. Provided that if the Corporation is a "foreign issuer" as that term is defined by Regulation S of the U.S. Securities Act at the time of sale, a new certificate bearing no restrictive legend, delivery of which will constitute "Good Delivery" may be obtained form the transfer agent, upon delivery of this certificate and a duly executed declaration, in form satisfactory to the Corporation and its transfer agent, to the effect that the sale of the securities represented hereby is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act."

        If the Company is a "foreign issuer" within the meaning of Regulation S under the U.S. Securities Act at the time of sale, a new certificate, which will constitute "good delivery", will be made available to the Investor upon provision by the Investor to the transfer agent of a declaration (in the form attached as Appendix "A") that the sale of the securities represented thereby is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act.

   (f) it consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

   (g) if an individual, it is a resident of the state or other jurisdiction listed in its address on the signature page of the Subscription Agreement, or if the Investor is not an individual, the office of the Investor at which the Investor received and accepted the offer to purchase the Company's Units is the address listed on the signature page of the Subscription Agreement.

   (h) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

   (i) the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

   (j) it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

   (k) if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless

           (i)  the sale is to the Company;

          (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

         (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

          (iv) the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of clauses (ii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Company;

   (l) it understands and agrees that the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person or a person in the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available and that certificates representing the Warrants will bear a legend to such effect;

   (m) it hereby agrees and consents by acceptance hereof that the certificate or certificates representing the Warrants shall be impressed with a legend reciting that the exercise thereof is restricted, substantially in the following form:

                "THIS WARRANT AND THE SECURITIES DELIVERABLE
                UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT."

   (n) It is an "accredited investor" as defined in Regulation D by virtue of satisfying one or more of the categories indicated below (please place your initials on the appropriate line(s)):

[ ] Category 1. A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity; or

[ ] Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; or

[ ] Category 3. A broker or dealer registered pursuant to Section 15 of the
                Securities Exchange Act of 1934; or

[ ] Category 4. An insurance company as defined in Section 2(13) of the Act; or

[ ] Category 5. An investment company registered under the Investment Company
                Act of 1940; or

[ ] Category 6. A business development company as defined in Section 2(a)(48)
                of the Investment Company Act of 1940; or

[ ] Category 7. A small business investment company licensed by the U.S. Small
                Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

[ ] Category 8. A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

[ ] Category 9. An employee benefit plan within the meaning of the Employee
                Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

[ ] Category 10.A private business development company as defined in Section
                202(a)(22) of the Investment Advisors Act of 1940; or

[ ] Category 11.An organization described in Section 501(c)(3) of the Internal
                Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

[ ] Category 12.A director, executive officer or general partner of the
                Company; or

[ ] Category 13.A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; or

[ ] Category 14.A natural person who had an individual income in excess of
                US$200,000 in each year of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

[ ] Category 15.A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

[ ] Category 16.An entity in which each of the equity owners meets the requirements of one of the above categories.


            ONLY UNITED STATES INVESTORS NEED TO COMPLETE AND SIGN


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Date


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Duly authorized signatory for Purchaser


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(Print name of Purchaser)

                               Appendix "A" to
                          CERTIFICATE OF U.S. PERSON
                   Form of Declaration for Removal of Legend

TO: Registrar and transfer agent for the shares of Indo-Pacific Energy Ltd. (the "Corporation").
The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act); (2) the offer of such securities was not made to a person in the United States and at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.
S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated _______________ 2002.


X
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Signature of individual (if Purchaser is an individual)

X
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Authorized signatory (if Purchaser is not an individual)

Trans-Orient Petroleum Ltd.
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Name of Purchaser (please print)


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Name of authorized signatory (please print)


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Official capacity of authorized signatory (please print)